UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2021

TURMERIC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39624	98-1555727
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

450 Kendall St Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(617) 425 9200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	TMPMU	The Nasdaq Capital Markets
Class A Ordinary Shares included as part of the units	TMPM	The Nasdaq Capital Markets
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TMPMW	The Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on October 20, 2020 (the “IPO Date”), the outstanding warrants (“Warrants”) to purchase ordinary shares of Turmeric Acquisition Corp. (the “Company”) were accounted for as equity within the Company’s financial statements, and after discussion and evaluation, including with the Company’s independent registered public accounting firm, WithumSmith+Brown, PC (“Withum”), the Company has concluded that its warrants should be presented as liabilities as of the IPO Date reported at fair value with subsequent fair value remeasurement at each reporting period.

On June 12, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s financial statements for the period from August 28, 2020 (Inception) through December 31, 2020 (the “Non-Reliance Period”) as included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 31, 2021 (the “Original Form 10-K”) should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the Statement. As soon as practicable, the Company will file an amendment to its Original Form 10-K, which will include the restated audited financial statements for the Non-Reliance Period. In addition, the audit report of Withum included in the Original Form 10-K should no longer be relied upon.

Similarly, press releases, earnings releases and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Period should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2021

TURMERIC ACQUISITION CORP.

By:	/s/ Luke Evnin
Name: Luke Evnin
Title: Chief Executive Officer